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                           [Option from KLA to TENCOR]

                             STOCK OPTION AGREEMENT


      THIS STOCK OPTION AGREEMENT dated as of January 14, 1997 (the "AGREEMENT") is entered into by and between Tencor Instruments, a California corporation ("TENCOR"), and KLA Instruments Corporation, a Delaware corporation ("KLA").

                                    RECITALS

      WHEREAS, concurrently with the execution and delivery of this Agreement, Tencor, KLA and Tiger Acquisition Corp., a California corporation and a wholly owned subsidiary of KLA ("SUB"), are entering into an Agreement and Plan of Reorganization (the "MERGER AGREEMENT"), which provides that, among other things, upon the terms and subject to the conditions thereof, Tencor and KLA will to enter into a business combination transaction to pursue their long-term business strategies (the "MERGER"); and

      WHEREAS, as a condition to Tencor's willingness to enter into the Merger Agreement, Tencor has requested that KLA agree, and KLA has so agreed, to grant to Tencor an option to acquire shares of KLA's Common Stock, no par value, upon the terms and subject to the conditions set forth herein;

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. GRANT OF OPTION

      KLA hereby grants to Tencor an irrevocable option (the "OPTION") to acquire up to a number of shares of the Common Stock, par value $0.001 per share, of KLA ("KLA SHARES") equal to 19.9% of the issued and outstanding shares as of the first date, if any, upon which an Exercise Event (as defined in Section 2(a) below) shall occur (the "OPTION SHARES") (provided that the Option Shares shall not upon timely issuance constitute more than 19.9% of the then issued and outstanding KLA Shares), in the manner set forth below (i) by paying cash at a price of $40.00 per share (the "EXERCISE PRICE") and/or, at Tencor's election, (ii) by exchanging therefor shares of the Common Stock, no par value, of Tencor ("TENCOR SHARES") at a rate (the "EXERCISE RATIO"), for each Option Share, of a number of Tencor Shares equal to the Exercise Price divided by the closing sale price of Tencor Shares on the Nasdaq National Market for the trading day immediately preceding the date of




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the Closing (as defined below) of the particular Option exercise. All references in this Agreement to KLA Shares or Option Shares issued to Tencor hereunder shall be deemed to include the associated KLA Rights. Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

      2. EXERCISE OF OPTION; MAXIMUM PROCEEDS

            (a) The Option may be exercised by Tencor, in whole or in part, at any time or from time to time, (i) immediately prior to the consummation of a tender or exchange offer for 25% or more of any class of KLA's capital stock,
(ii) upon the occurrence of all of the events specified in Section 7.3(c)(ii) of the Merger Agreement, (iii) if and when the Board of Directors of KLA shall have withheld, withdrawn or modified in a manner adverse to Tencor its recommendation in favor of approving the issuance of the shares of KLA Common Stock by virtue of the Merger after receipt of and in connection with an Acquisition Proposal with respect to KLA or (iv) if and when the Board of Directors of KLA recommends a KLA Superior Proposal to the shareholders of KLA (any of the events specified in clauses (i), (ii), (iii)or (iv) of this sentence being referred to herein as an "EXERCISE EVENT"). In the event Tencor wishes to exercise the Option, Tencor shall deliver to KLA a written notice (each an "EXERCISE NOTICE") specifying the total number of Option Shares it wishes to acquire and the form of consideration to be paid. Each closing of a purchase of Option Shares (a "CLOSING") shall occur on a date and at a time prior to the termination of the Option designated by Tencor in an Exercise Notice delivered at least two business days prior to the date of such Closing, which Closing shall be held at the principal offices of KLA.

            (b) Notwithstanding the foregoing, upon the commencement of a tender or exchange offer for 25% or more of any class of KLA's capital stock (and/or during any time which such a tender or exchange offer remains open), Tencor may deliver to KLA an Exercise Notice (a "CONDITIONAL EXERCISE NOTICE") specifying that it wishes to exercise and close a purchase of Option Shares immediately prior to the consummation of such tender or exchange offer. Unless the Conditional Exercise Notice is withdrawn by Tencor, the Closing of a purchase of Option Shares specified in a Conditional Exercise Notice shall take place immediately prior to the consummation of such tender or exchange offer. In the event that such tender or exchange offer is not consummated prior to termination of the Option, such Conditional Exercise Notice shall be void and of no further force and effect.

            (c) The Option shall terminate upon the earliest of (i) the Effective Time, (ii) 180 days following the termination of the Merger Agreement pursuant to Article VII thereof if an Exercise Event shall have occurred on or prior to the date of such termination, (iii) 12 months following the date on which the Merger Agreement is terminated pursuant to Article VII thereof if (x) there shall have been a KLA Negative Vote and (y) prior to such KLA Negative Vote there shall have occurred an Acquisition Proposal with respect to KLA which shall have been publicly disclosed and not withdrawn, (iv) 12 months following the date on which the Merger Agreement is terminated pursuant to Article VII thereof if prior thereto there shall have commenced a tender or exchange offer for 25% or more of any class of KLA's capital stock and (v) the date on which the Merger Agreement is terminated if neither an Exercise Event , nor both of the events specified in subclauses (x) and (y)


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of clause (iii), nor the commencement of a tender or exchange offer for 25% or more of any class of KLA's capital stock shall have occurred on or prior to such date of termination; provided, however, that if the Option cannot be exercised by reason of any applicable government order or because the waiting period related to the issuance of the Option Shares under the HSR Act shall not have expired or been terminated, then the Option shall not terminate until the tenth business day after such impediment to exercise shall have been removed or shall have become final and not subject to appeal. Notwithstanding the foregoing, the Option may not be exercised if (i) Tencor shall have breached in any material respect any of its covenants or agreements contained in the Merger Agreement or
(ii) the representations and warranties of Tencor contained in the Merger Agreement shall not have been true and correct in all material respects on and as of the date when made.

            (d) If Tencor receives in the aggregate pursuant to Section 7.3(c) of the Merger Agreement together with proceeds in connection with any sales or other dispositions of Option Shares and any dividends received by Tencor declared on Option Shares, more than the sum of (x) $60,000,000 plus (y) the Exercise Price multiplied by the number of KLA Shares purchased by Tencor pursuant to the Option, then all proceeds to Tencor in excess of such sum shall be remitted by Tencor to KLA.

      3. CONDITIONS TO CLOSING

      The obligation of KLA to issue Option Shares to Tencor hereunder is subject to the conditions that (a) any waiting period under the HSR Act applicable to the issuance of the Option Shares hereunder shall have expired or been terminated; (b) all material consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Federal, state or local administrative agency or commission or other Federal state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Option Shares hereunder shall have been obtained or made, as the case may be; and (c) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect. It is understood and agreed that at any time during which the Option is exercisable or if Tencor shall have delivered to KLA a Conditional Exercise Notice, the parties will use their respective best efforts to satisfy all conditions to Closing, so that a Closing may take place as promptly as practicable, and in any event, prior to consummation of a tender or exchange offer for shares of KLA capital stock; provided that neither KLA nor Tencor nor any subsidiary or affiliate thereof will be required to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

      4. CLOSING

      At any Closing, (a) KLA shall deliver to Tencor a single certificate in definitive form representing the number of KLA Shares designated by Tencor in its Exercise Notice, such certificate to be registered in the name of Tencor and to bear the legend set forth in Section 10 hereof, against delivery of (b) payment by Tencor to KLA of the aggregate purchase price for the KLA Shares so


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designated and being purchased by delivery of (i) a certified check or bank check and/or, at Tencor's election, (ii) a single certificate in definitive form representing the number of Tencor Shares being issued by Tencor in consideration therefor (based on the Exercise Ratio), such certificate to be registered in the name of KLA and to bear the legend set forth in Section 10 hereof.

      5. REPRESENTATIONS AND WARRANTIES OF KLA

      KLA represents and warrants to Tencor that (a) KLA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (b) the execution and delivery of this Agreement by KLA and consummation by KLA of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of KLA and no other corporate proceedings on the part of KLA are necessary to authorize this Agreement or any of the transactions contemplated hereby; (c) this Agreement has been duly executed and delivered by KLA and constitutes a legal, valid and binding obligation of KLA and, assuming this Agreement constitutes a legal, valid and binding obligation of Tencor, is enforceable against KLA in accordance with its terms, except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity; (d) except for any filings required under the HSR Act, KLA has taken all necessary corporate and other action to authorize and reserve for issuance and to permit it to issue upon exercise of the Option, and at all times from the date hereof until the termination of the Option will have reserved for issuance, a sufficient number of unissued KLA Shares for Tencor to exercise the Option in full and will take all necessary corporate or other action to authorize and reserve for issuance all additional KLA Shares or other securities which may be issuable pursuant to
Section 9(a) upon exercise of the Option, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable; (e) upon delivery of the KLA Shares and any other securities to Tencor upon exercise of the Option, Tencor will acquire such KLA Shares or other securities free and clear of all material claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, excluding those imposed by Tencor; (f) the execution and delivery of this Agreement by KLA do not, and the performance of this Agreement by KLA will not,
(i) violate the Certificate of Incorporation or By-Laws of KLA, (ii) conflict with or violate any order applicable to KLA or any of its subsidiaries or by which they or any of their property is bound or affected or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of KLA or any of its subsidiaries pursuant to, any contract or agreement to which KLA or any of its subsidiaries is a party or by which KLA or any of its subsidiaries or any of their property is bound or affected, except, in the case of clauses (ii) and
(iii) above, for violations, conflicts, breaches, defaults, rights of termination, amendment, acceleration or cancellation, liens or encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on KLA; (g) the execution and delivery of this Agreement by KLA does not, and the performance of this Agreement by KLA will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Entity except pursuant to the HSR Act; and (h) any Tencor Shares acquired pursuant to this


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Agreement will not be acquired by KLA with a view to the public distribution thereof and KLA will not sell or otherwise dispose of such shares in violation of applicable law or this Agreement.

      6. REPRESENTATIONS AND WARRANTIES OF TENCOR

      Tencor represents and warrants to KLA that (a) Tencor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (b) the execution and delivery of this Agreement by Tencor and the consummation by Tencor of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Tencor and no other corporate proceedings on the part of Tencor are necessary to authorize this Agreement or any of the transactions contemplated hereby; (c) this Agreement has been duly executed and delivered by Tencor and constitutes a legal, valid and binding obligation of Tencor and, assuming this Agreement constitutes a legal, valid and binding obligation of KLA, is enforceable against Tencor in accordance with its terms, except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d) except for any filings required under the HSR Act, Tencor has taken (or will in a timely manner take) all necessary corporate and other action to authorize and reserve for issuance and to permit it to issue upon exercise of the Option and will take all necessary corporate or other action to authorize and reserve for issuance all additional Tencor Shares or other securities which may be issuable pursuant to Section 9(b) upon exercise of the Option, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable; (e) upon delivery of Tencor Shares to KLA in consideration of any acquisition of KLA Shares pursuant hereto, KLA will acquire such Tencor Shares free and clear of all material claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, excluding those imposed by KLA; (f) the execution and delivery of this Agreement by Tencor do not, and the performance of this Agreement by Tencor will not, (i) violate the Articles of Incorporation or ByLaws of Tencor, (ii) conflict with or violate any order applicable to Tencor or any of its subsidiaries or by which they or any of their property is bound or affected or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of Tencor or any of its subsidiaries pursuant to, any contract or agreement to which Tencor or any of its subsidiaries is a party or by which Tencor or any of its subsidiaries or any of their property is bound or affected, except, in the case of clauses (ii) and (iii) above, for violations, conflicts, breaches, defaults, rights of termination, amendment, acceleration or cancellation, liens or encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on Tencor; (g) the execution and delivery of this Agreement by Tencor does not, and the performance of this Agreement by Tencor will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity except pursuant to the HSR Act; and (h) any KLA Shares acquired upon exercise of the Option will not be acquired by Tencor with a view to the public distribution thereof and Tencor will not sell or otherwise dispose of such shares in violation of applicable law or this Agreement.


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      7. CERTAIN RIGHTS

            (a) TENCOR PUT. At the request of and upon notice by Tencor (the "PUT NOTICE"), at any time during the period during which the Option is exercisable pursuant to Section 2 (the "PURCHASE PERIOD") or in accordance with subparagraph (iv) below, KLA (or any successor entity thereof) shall purchase from Tencor the Option, to the extent not previously exercised, at the price set forth in subparagraph (i) below (as limited by subparagraph (iii) below), and the Option Shares, if any, acquired by Tencor pursuant thereto, at the price set forth in subparagraph (ii) below (as limited by subparagraph (iii) below):

                  (i) The difference between the "MARKET/TENDER OFFER PRICE" for
            KLA Shares as of the date Tencor gives notice of its intent to exercise its rights under this Section 7(a) (defined as the higher of (A) the highest price per share offered as of such date pursuant to any Acquisition Proposal which was made prior to such date and not terminated or withdrawn as of such date and (B) the highest closing sale price of KLA Shares on the Nasdaq National Market during the twenty (20) trading days ending on the trading day immediately preceding such date) and the Exercise Price, multiplied by the number of KLA Shares purchasable pursuant to the Option, but only if the Market/Tender Offer Price is greater than the Exercise Price. For purposes of determining the highest price offered pursuant to any Acquisition Proposal which involves consideration other than cash, the value of such consideration shall be equal to the higher of (x) if securities of the same class of the proponent as such consideration are traded on any national securities exchange or by any registered securities association, a value based on the closing sale price or asked price for such securities on their principal trading market on such date and (y) the value ascribed to such consideration by the proponent of such Acquisition Proposal, or if no such value is ascribed, a value determined in good faith by the Board of Directors of KLA.

                  (ii) The Exercise Price paid by Tencor for KLA Shares acquired pursuant to the Option plus the difference between the Market/Tender Offer Price and such Exercise Price (but only if the Market/Tender Offer Price is greater than the Exercise Price) multiplied by the number of KLA Shares so purchased. If Tencor issued Tencor Shares in connection with any exercise of the Option, the Exercise Price in connection with such exercise shall be calculated as set forth in the last sentence of Section 4 as if Tencor had exercised its right to pay cash instead of issuing Tencor Shares.

            (iii) Notwithstanding subparagraphs (i) and (ii) above, pursuant to this Section 7 KLA shall not be required to pay Tencor in excess of an aggregate of (x) $60,000,000 plus (y) the Exercise Price paid by Tencor for KLA Shares acquired pursuant to the Option minus (z) any amounts paid to Tencor by KLA pursuant to Section 7.3(c) of the Merger Agreement.

            (iv) Notwithstanding the foregoing, upon the commencement of a tender or exchange offer for 25% or more of any class of KLA's capital stock (and/or during any


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            time which such a tender or exchange offer remains open), Tencor may deliver to KLA a Put Notice (a "CONDITIONAL PUT NOTICE") specifying that it wishes to exercise and close immediately prior to the consummation of such tender or exchange offer, a sale to KLA pursuant to this Section 7(a) of the Option, to the extent not previously exercised, and the Option Shares, if any, acquired by Tencor pursuant thereto,. Unless the Conditional Put Notice is withdrawn by Tencor, the Closing of any such sale specified in a Conditional Put Notice shall take place immediately prior to the consummation of such tender or exchange offer. In the event that such tender or exchange offer is not consummated prior to termination of the Option, such Conditional Put Notice shall be void and of no further force and effect.

            (b) REDELIVERY OF TENCOR SHARES. If Tencor has acquired KLA Shares pursuant to exercise of the Option by the issuance and delivery of Tencor Shares, then KLA shall, if so requested by Tencor, in fulfillment of its obligation pursuant to the first clause of Section 7(a)(ii) with respect to the Exercise Price paid in the form of Tencor Shares only, redeliver the certificate(s) for such Tencor Shares to Tencor, free and clear of all claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, other than those imposed by Tencor.

            (c) PAYMENT AND REDELIVERY OF OPTION OR SHARES. In the event Tencor exercises its rights under Sections 7(a) or (b), KLA shall, within ten business days after Tencor delivers notice pursuant to Section 7(a), pay the required amount to Tencor in immediately available funds (and Tencor Shares, if applicable) and Tencor shall surrender to KLA the Option and the certificates evidencing the KLA Shares purchased by Tencor pursuant thereto, and Tencor shall represent and warrant that such shares are then free and clear of all claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, other than those imposed by KLA.

            (d) KLA CALL. If Tencor has acquired Option Shares pursuant to exercise of the Option (the date of any Closing relating to any such exercise herein referred to as an "EXERCISE DATE") and no Acquisition Proposal with respect to KLA has been consummated at any time after the date of this Agreement and prior to the date one year following such Exercise Date (nor has KLA entered into a definitive agreement or letter of intent with respect to such an Acquisition Proposal which agreement or letter of intent remains in effect at the end of such year), then, at any time after the date one year following such Exercise Date and prior to the date eighteen months following such Exercise Date, KLA may require Tencor, upon delivery to Tencor of written notice, to sell to KLA any KLA Shares held by Tencor as of the day that is ten business days after the date of such notice, up to a number of shares equal to the number of Option Shares acquired by Tencor pursuant to exercise of the Option in connection with such Exercise Date. The per share purchase price for such sale (the "KLA CALL PRICE") shall be equal to the Exercise Price less any dividends paid on the KLA Shares to be purchased by KLA pursuant to this Section 7(d). The closing of any sale of KLA Shares pursuant to this Section 7(d) shall take place at the principal offices of KLA at a time and on a date designated by KLA in the aforementioned notice to Tencor, which date shall be no more than 20 and no less than 12 business days from the date of such notice. The KLA Call Price shall be paid in immediately available funds, provided that, in the event Tencor has acquired Option Shares pursuant


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to exercise of the Option by issuance and delivery of Tencor Shares, at the option of KLA, the KLA Call Price for part or all of any purchase of KLA Shares pursuant to this Section 7(d), up to a number of such shares equal to the number of Option Shares acquired by Tencor by issuance and delivery of Tencor Shares, shall be paid by delivery of a number of Tencor Shares equal to the KLA Call Price divided by the closing sale price of Tencor Shares on the Nasdaq National Market for the trading day immediately preceding the date of the Exercise Date on which the Option Shares to be purchased by KLA pursuant to this Section 7(d) were originally issued to Tencor.

            (e) RESTRICTIONS ON TRANSFER. Until the expiration of the Purchase Period, KLA shall not sell, transfer or otherwise dispose of any Tencor Shares acquired by it pursuant to this Agreement.

      8. REGISTRATION RIGHTS

            (a) Following the termination of the Merger Agreement, each party hereto (a "HOLDER") may by written notice (a "REGISTRATION NOTICE") to the other party (the "REGISTRANT") request the Registrant to register under the Securities Act all or any part of the shares acquired by such Holder pursuant to this Agreement (the "REGISTRABLE SECURITIES") in order to permit the sale or other disposition of such shares pursuant to a bona fide firm commitment underwritten public offering in which the Holder and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonably practicable and shall use reasonable efforts to prevent any person or group from purchasing through such offering shares representing more than 1% of the outstanding shares of Common Stock of the Registrant on a fully diluted basis (a "PERMITTED OFFERING"); provided, however, that any such Registration Notice must relate to a number of shares equal to at least 2% of the outstanding shares of Common Stock of the Registrant on a fully diluted basis and that any rights to require registration hereunder shall terminate with respect to any shares that may be sold pursuant to Rule 144(k) under the Securities Act. The Registration Notice shall include a certificate executed by the Holder and its proposed managing underwriter, which underwriter shall be an investment banking firm of nationally recognized standing (the "MANAGER"), stating that (i) the Holder and the Manager have a good faith intention to commence a Permitted Offering and (ii) the Manager in good faith believes that, based on the then prevailing market conditions, it will be able to sell the Registrable Securities at a per share price equal to at least 80% of the per share average of the closing sale prices of the Registrant's Common Stock on the Nasdaq National Market for the twenty trading days immediately preceding the date of the Registration Notice. The Registrant shall thereupon have the option exercisable by written notice delivered to the Holder within ten business days after the receipt of the Registration Notice, irrevocably to agree to purchase all or any part of the Registrable Securities for cash at a price (the "OPTION PRICE" equal to the product of (i) the number of Registrable Securities so purchased and (ii) the per share average of the closing sale prices of the Registrant's Common Stock on the Nasdaq National Market for the twenty trading days immediately preceding the date of the Registration Notice. Any such purchase of Registrable Securities by the Registrant hereunder shall take place at a closing to be held at the principle executive offices of the Registrant or its counsel at any reasonable date and time designated by the Registrant in such notice within 10 business days after delivery of such notice. The payment for the shares to be purchased


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shall be made by delivery at the time of such closing of the Option Price in immediately available funds.

            (b) If the Registrant does not elect to exercise its option to purchase pursuant to Section 8(a) with respect to all Registrable Securities, the Registrant shall use all reasonable efforts to effect, as promptly as practicable, the registration under the Securities Act of the unpurchased Registrable Securities requested to be registered in the Registration Notice; provided, however, that (i) neither party shall be entitled to more than an aggregate of two effective registration statements hereunder and (ii) the Registrant will not be required to file any such registration statement during any period of time (not to exceed 40 days after a Registration Notice in the case of clause (A) below or 90 days after a Registration Notice in the case of clauses (B) and (C) below) when (A) the Registrant is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the written opinion of counsel to such Registrant, such information would have to be disclosed if a registration statement were filed at that time; (B) such Registrant is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (C) such Registrant determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving the Registrant. If consummation of the sale of any Registrable Securities pursuant to a registration hereunder does not occur within 180 days after the filing with the SEC of the initial registration statement therefor, the provisions of this
Section 8 shall again be applicable to any proposed registration, it being understood that neither party shall be entitled to more than an aggregate of two effective registration statements hereunder. The Registrant shall use all reasonable efforts to cause any Registrable Securities registered pursuant to this Section 8 to be qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder may reasonably request and shall continue such registration or qualification in effect in such jurisdictions; provided, however, that the Registrant shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision.

            (c) The registration rights set forth in this Section 8 are subject to the condition that the Holder shall provide the Registrant with such information with respect to such Holder's Registrable Securities, the plan for distribution thereof, and such other information with respect to such Holder as, in the reasonable judgment of counsel for the Registrant, is necessary to enable the Registrant to include in a registration statement all material facts required to be disclosed with respect to a registration thereunder.

            (d) A registration effected under this Section 8 shall be effected at the Registrant's expense, except for underwriting discounts and commissions and the fees and expenses of counsel to the Holder, and the Registrant shall provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings and as such underwriters may reasonably require. In connection with any registration, the Holder and the Registrant agree to enter into an underwriting agreement reasonably acceptable to each such party, in form and substance customary for transactions of this type with the underwriters participating in such offering.


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            (e) Indemnification

                  (i) The Registrant will indemnify the Holder, each of its directors and officers and each person who controls the Holder within the meaning of Section 15 of the Securities Act, and each underwriter of the Registrant's securities, with respect to any registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Registrant of any rule or regulation promulgated under the Securities Act applicable to the Registrant in connection with any such registration, qualification or compliance, and the Registrant will reimburse the Holder and, each of its directors and officers and each person who controls the Holder within the meaning of Section 15 of the Securities Act, and each underwriter for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Registrant will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Registrant by such Holder or director or officer or controlling person or underwriter seeking indemnification.

                  (ii) The Holder will indemnify the Registrant, each of its directors and officers and each underwriter of the Registrant's securities covered by such registration statement and each person who controls the Registrant within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of any rule or regulation promulgated under the Securities Act applicable to the Holder in connection with any such registration, qualification or compliance, and will reimburse the Registrant, such directors, officers or control persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Registrant by the Holder for use therein, provided that in no event shall any indemnity under this Section 8(e) exceed the gross proceeds of the offering received by the Holder..

                  (iii) Each party entitled to indemnification under this
Section 8(e) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of the Indemnified Party by counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8(e) unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be required to indemnify any Indemnified Party with respect to any settlement entered into without such Indemnifying Party's prior consent (which shall not be unreasonably withheld).


      9. ADJUSTMENT UPON CHANGES IN CAPITALIZATION; RIGHTS PLANS

            (a) In the event of any change in the KLA Shares by reason of stock dividends, stock splits, reverse stock splits, mergers (other than the Merger), recapitalizations, combinations, exchanges of shares and the like, the type and number of shares or securities subject to the Option, the Exercise Ratio and the Exercise Price shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that Tencor shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Tencor would have received in respect of the KLA Shares if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

            (b) At any time during which the Option is exercisable, and at any time after the Option is exercised (in whole or in part, if at all), Tencor shall not adopt a shareholders rights plan (a so-called "poison pill"), and KLA shall not amend the KLA Rights Plan or adopt a new shareholders rights plan, that contains provisions for the distribution of rights thereunder as a result of the other party being the beneficial owner of shares of the first party by virtue of the Option being exercisable or having been exercised (or as a result of such other party beneficially owning shares issuable in respect of any Option Shares). It is understood, however, that following termination (if any) of the Merger Agreement, a party may adopt (or in the case of KLA, adopt and/or amend) a shareholders rights plan, that contains provisions for the distribution of rights thereunder as a result of the other party being the beneficial owner of shares of the first party in addition to those that may be beneficially owned by virtue of the Option being exercisable or having been exercised (or as a result of such other party beneficially owning shares issuable in respect of any Option Shares).

      10. RESTRICTIVE LEGENDS

      Each certificate representing Option Shares issued to Tencor hereunder, and each certificate representing Tencor Shares delivered to KLA at a Closing, shall include a legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT DATED AS OF JANUARY 14, 1997, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

      11. LISTING AND HSR FILING

      KLA, upon the request of Tencor, shall promptly file an application to list the KLA Shares to be acquired upon exercise of the Option for quotation on the Nasdaq National Market and shall use its best efforts to obtain approval of such listing as soon as practicable. Tencor, upon the request of KLA, shall promptly file an application to list the Tencor Shares issued and delivered to KLA pursuant to Section 4 for quotation on the Nasdaq National Market and shall use its best efforts to obtain approval of such listing as soon as practicable. Promptly after the date hereof, each of the parties hereto shall promptly file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice all required premerger notification and report forms and other documents and exhibits required to be filed under the HSR Act to permit the acquisition of the KLA Shares subject to the Option at the earliest possible date.

      12. BINDING EFFECT

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement. Any shares sold by a party in compliance with the provisions of
Section 8 shall, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Agreement and any transferee of such shares shall not be entitled to the rights of such party.

Certificates representing shares sold in a registered public offering pursuant to Section 8 shall not be required to bear the legend set forth in Section 10.

      13. SPECIFIC PERFORMANCE

      The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action shall be brought in equity to enforce the provisions of the Agreement, neither party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

      14. ENTIRE AGREEMENT

      This Agreement and the Merger Agreement (including the appendices thereto) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

      15. FURTHER ASSURANCES

      Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

      16. VALIDITY

      The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. In the event any Governmental Entity of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith and shall execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision.

      17. NOTICES

      All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

            (1)   if to Tencor, to:

                  Tencor Instruments
                  One Technology Drive
                  Milpitas, California  95035
                  Attention: President
                  Telephone No.:    (408) 970-9500
                  Telecopy No.:     (408) 988-6420


                  with a copy to:

                  Heller, Ehrman, White & McAuliffe
                  525 University Avenue
                  Palo Alto, CA 94301
                  Attention:  Sarah A. O'Dowd, Esq.
                  Telephone No.:  415-324-7045
                  Telecopy No.:  415-324-0638

            (2)   if to KLA, to:

                  KLA Instruments Corporation
                  160 Rio Robles
                  P.O. Box 49055
                  San Jose, California  95161-9055
                  Attention:  Chief Executive Officer
                  Telephone No.:    (408) 434-4200
                  Telecopy No.:     (408) 468-4266

                  with a copy to:

                  KLA Instruments Corporation
                  160 Rio Robles
                  P.O. Box 49055
                  San Jose, California  95161-9055
                  Attention: General Counsel
                  Telephone No.:    (408) 434-4200
                  Telecopy No.:     (408) 468-4266
                  with another copy to:

                  Wilson, Sonsini, Goodrich & Rosati, P.C.
                  650 Page Mill Road
                  Palo Alto, California 94304-1050
                  Attention:  Larry W. Sonsini, Esq.
                  Telephone No.:    (415) 493-9300
                  Telecopy No.:     (415) 493-6811

      18. GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State.

      19. COUNTERPARTS

      This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which, taken together, shall constitute one and the same instrument.

      20. EXPENSES

      Except as otherwise expressly provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

      21. AMENDMENTS; WAIVER

      This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

      22. ASSIGNMENT

      Neither of the parties hereto may sell, transfer, assign or otherwise dispose of any of its rights or obligations under this Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that the rights and obligations hereunder shall inure to the benefit of and be binding upon any successor of a party hereto.


                     [Remainder of Page Intentionally Blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 TENCOR INSTRUMENTS


                               By: /s/ Jon D. Tompkins
                                   --------------------------------------------
                                   Name:  Jon D. Tompkins
                                   Title: President and Chief Executive Officer



                                 KLA INSTRUMENTS CORPORATION


                               By: /s/ Kenneth Levy
                                   --------------------------------------------
                                   Name:  Kenneth Levy
                                   Title: Chief Executive Officer

                          ***STOCK OPTION AGREEMENT***
                             (KLA option to TENCOR)